UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04888

Dreyfus Ultra Short Income Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	11/30
Date of reporting period:	11/30/17

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Ultra Short Income Fund

ANNUAL REPORT November 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Ultra Short Income Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Ultra Short Income Fund, covering the 12-month period from December 1, 2016 through November 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. U.S. and international stocks continued to rally in 2017 as corporate earnings grew, global economic conditions improved, and tax reform legislation appeared to make progress. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over much of 2017.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
December 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from December 1, 2016 through November 30, 2017, as provided by Patricia A. Larkin, Bernard W. Kiernan, Jr., Edward J. Von Sauers, James G. O’Connor, and Thomas S. Riordan, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended November 30, 2017, Dreyfus Ultra Short Income Fund’s Class D shares produced a total return of 0.70%, Institutional shares returned 1.20%, and Class Z shares returned 0.75%.1 In comparison, the fund’s benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), provided a total return of 0.79%.2

Yields of short-term debt securities climbed over the reporting period in response to three increases in short-term interest rates from the Federal Reserve Board (the “Fed”).

As of May 2017, Bernard W. Kiernan, Jr., Edward J. Von Sauers, James G. O’Connor, and Thomas S. Riordan became portfolio managers of the fund.

The Fund’s Investment Approach

The fund seeks high current income consistent with the maintenance of liquidity and low volatility of principal. To pursue its goal, the fund normally invests in a broad range of U.S.-dollar-denominated debt securities, including money market instruments. The fund is designed to provide a high degree of share price stability while generating higher returns than money market funds over time, but the fund is not a money market fund and is not subject to the maturity, quality, liquidity, and diversification requirements applicable to money market funds.

Under normal circumstances, the fund expects to maintain a dollar-weighted average portfolio maturity of 120 days or less and only buys individual securities with remaining maturities of 18 months or less. The fund only invests in securities that, at the time of purchase, are rated investment grade or in the top three short-term rating categories by at least one nationally recognized statistical rating organization (NRSRO) or, if unrated, determined to be of comparable quality by The Dreyfus Corporation. The fund concentrates its investments in the financial services industry.

Short-Term Interest Rates Moved Higher

The Fed implemented a widely expected short-term rate hike soon after the start of the reporting period, raising the target for the federal funds rate 0.25 percentage points to between 0.50% and 0.75%. Also in December, 155,000 jobs were created, and the unemployment rate stood at 4.7%.

In January 2017, the economy added 216,000 new jobs, but the unemployment rate rose to 4.8%. Meanwhile, manufacturing and non-manufacturing activity continued to expand. February saw the addition of 232,000 jobs and an unemployment rate of 4.7%. Corporate earnings exceeded expectations, and consumer and business confidence proved strong. In March, the Fed raised the federal funds rate to between 0.75% and 1.00%. Although the unemployment rate fell to 4.5%, job creation declined to 50,000 new positions.

Consumer confidence moderated in April and U.S. manufacturing activity slowed, but corporate earnings exceeded forecasts. The labor market rebounded with 207,000 new jobs and a 4.4% unemployment rate. In May, 145,000 new jobs were created, and the unemployment rate slid to 4.3%. Manufacturing activity continued to expand in June, with 15 of 18 manufacturing industries reporting growth. The unemployment rate ticked higher to 4.4%, and 210,000 new jobs were

DISCUSSION OF FUND PERFORMANCE (continued)

added. The Fed again raised short-term rates, sending the federal funds rate to between 1.00% and 1.25%. The U.S. economy grew at a 3.1% annualized rate during the second quarter.

The economy generated 138,000 new jobs in July, and the unemployment rate returned to 4.3%. Activity in the manufacturing and services sectors continued to grow, but at slower rates than previously. In August, 208,000 jobs were added, and the unemployment rate rose to 4.4%. Housing starts exceeded forecasts, but retail sales generally disappointed.

September saw U.S. factory activity climb to a 13-year high as companies invested to make their operations more efficient. The labor market produced only 38,000 new jobs, in part due to hurricanes affecting Florida and Texas. Yet, the unemployment rate fell to 4.2%. The U.S. economy expanded at a 3.3% annualized rate over the third quarter.

The unemployment rate declined to 4.1% in October, its lowest level since December 2000, and 244,000 jobs were created. Automobile purchases increased 0.7% as Gulf Coast residents replaced flood-damaged vehicles. November saw a renewed surge in stock prices when tax reform legislation made progress. The holiday shopping season got off to a strong start with a 0.8% increase in retail sales. The U.S. economy added an estimated 228,000 jobs, and the unemployment rate remained at 4.1%.

Additional Rate Hikes Expected

The Fed has begun to further moderate its accommodative monetary policy by unwinding its balance sheet through the sale of U.S. government securities. In addition, in mid-December, the Fed raised the federal funds rate to between 1.25% and 1.50%. Additional interest-rate hikes are anticipated in 2018.

In the rising-interest-rate environment, we have set the fund’s weighted average maturity in a range that is modestly shorter than that of the Index. In addition, we have maintained the fund’s focus on short term, investment-grade debt instruments from well-established issuers with sound quality and liquidity characteristics.

December 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through April 1, 2018, at which time it may be extended, modified, or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.

2 Source: Lipper Inc. — The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month, that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSROs (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Ultra Short Income Fund Class D shares, Institutional shares and Class Z shares with the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”)

† Source: Lipper Inc.

†† The total return figures presented for Class D shares and Institutional shares reflect the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D shares and Institutional shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class D shares, Institutional shares and Class Z shares of Dreyfus Ultra Short Income Fund on 11/30/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account applicable fees and expenses on all classes. The Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 11/30/17
	Inception	1 Year	5 Years		10 Years
	Date
Class D shares	11/15/13	0.70%	0.04%	†	1.12%	†
Institutional shares	11/15/13	1.20%	0.31%	†	1.26%	†
Class Z shares	4/6/87	0.75%	0.15%		1.18%
ICE BofA Merrill Lynch 3-Month
U.S. Treasury Bill Index		0.79%	0.25%		0.41%

† The total return performance figures presented for Class D shares and Institutional shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 11/15/13 (the inception date for Class D shares and Institutional shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Ultra Short Income Fund from June 1, 2017 to November 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended November 30, 2017

	Class D	Institutional Shares	Class Z
Expenses paid per $1,000†	$3.01	$1.01	$2.31
Ending value (after expenses)	$1,004.10	$1,007.20	$1,004.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended November 30, 2017

	Class D	Institutional Shares	Class Z
Expenses paid per $1,000†	$3.04	$1.01	$2.33
Ending value (after expenses)	$1,022.06	$1,024.07	$1,022.76

† Expenses are equal to the fund’s annualized expense ratio of .60% for Class D, .20% for Institutional shares and .46% for Class Z, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

November 30, 2017

Description	Principal Amount ($)		Value ($)
Negotiable Bank Certificates of Deposit - 30.2%
Bank of Montreal (Yankee)
1.50%, 12/21/17, 1 Month LIBOR + .21%	3,000,000	[a,b]	3,000,840
Bank of Nova Scotia (Yankee)
1.49%, 12/4/17, 1 Month LIBOR + .25%	4,000,000	[a]	4,003,008
BNP Paribas (Yankee)
1.43%, 12/14/17	4,000,000		4,000,400
Mitsubishi UFJ Trust & Banking Corp. (Yankee)
1.46%, 12/4/17, 1 Month LIBOR + .22%	4,000,000	[a,b]	4,000,372
Mizuho Bank (Yankee)
1.44%, 12/6/17, 1 Month LIBOR + .20%	4,000,000	[a,b]	4,000,044
Norinchukin Bank (Yankee)
1.63%, 1/31/18	450,000		450,169
Norinchukin Bank (Yankee)
1.72%, 3/22/18	600,000		600,357
Sumitomo Mitsui Trust Bank Ltd (Yankee)
1.42%, 12/12/17, 1 Month LIBOR + .18%	3,000,000	[a,b]	3,000,831
Wells Fargo Bank
1.44%, 12/8/17, 1 Month LIBOR + .20%	4,000,000	[a]	4,002,012
Total Negotiable Bank Certificates of Deposit (cost $27,050,543)			27,058,033

Commercial Paper - 33.5%

Canadian Imperial Bank of Commerce
1.59%, 12/18/17, 1 Month LIBOR + .33%	3,000,000	[a,b]	3,002,730
Collateralized Commercial Paper Co LLC
1.39%, 12/4/17, 1 Month LIBOR + .15%	2,000,000	[a,b]	2,000,672
Commonwealth Bank of Australia
1.60%, 12/19/17, 1 Month LIBOR + .32%	4,000,000	[a,b]	4,003,504
Helaba Landesbank Hessen-Thüri
1.52%, 4/2/18	4,000,000	[b]	3,980,730
Hyundai Capital America
1.42%, 12/5/17	4,000,000	[b]	3,999,244
Macquarie Bank Ltd
1.36%, 12/1/17	3,000,000	[b]	2,999,891
Manhattan Asset Funding Co LLC
1.51%, 12/27/17, 1 Month LIBOR + .18%	3,000,000	[a,b]	3,000,636
NRW.Bank
1.31%, 12/6/17	3,000,000	[b]	2,999,369

Description	Principal Amount ($)		Value ($)
Commercial Paper - 33.5% (continued)
UBS
1.54%, 12/6/17, 1 Month LIBOR + .30%	4,000,000	[a,b]	4,000,396
Total Commercial Paper (cost $29,978,219)			29,987,172

Asset-Backed Commercial Paper - 21.1%

Alpine Securitization Ltd
1.47%, 1/22/18	4,000,000	[b]	3,991,384
Antalis S.A
1.40%, 1/9/18	4,000,000	[b]	3,993,920
Antalis S.A
1.48%, 3/14/18	4,000,000	[b]	3,982,401
Atlantic Asset Securitization Corp.
1.54%, 4/27/18	4,000,000	[b]	3,973,508
Collateralized Commercial Paper Co LLC
1.43%, 3/12/18	3,000,000	[b]	2,987,089
Total Asset-Backed Commercial Paper (cost $18,931,313)			18,928,302

Time Deposits - 14.5%

Credit Industriel et Commercial (Grand Cayman)
1.08%, 12/1/17	4,000,000		4,000,000
ING Bank (London)
1.19%, 12/1/17	3,000,000		3,000,000
Natixis New York (Grand Cayman)
1.08%, 12/1/17	3,000,000		3,000,000
Swedbank (Toronto)
1.07%, 12/1/17	3,000,000		3,000,000
Total Time Deposits (cost $13,000,000)			13,000,000
	Shares		Value ($)

Registered Investment Company - .5%

Dreyfus Institutional Preferred Government Plus Money Market Fund
(cost $426,610)	426,610	[c]	426,610
Total Investments (cost $89,386,685)	99.8%		89,400,117
Cash and Receivables (Net)	.2%		163,635
Net Assets	100.0%		89,563,752

a Variable rate security—rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2017, these securities amounted to $62,917,561 or 70.25% of net assets.

c Investment in affiliated money market mutual fund.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Banking	77.1
Finance	8.9
Financial Services	8.9
Asset-Backed/MultiSeller Programs	4.4
Money Market Investment	.5
99.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 11/30/16 ($)	Purchases ($)	Sales ($)	Value 11/30/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	717,955	31,046,716	31,338,061	426,610.5		3,411

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	88,960,075	88,973,507
Affiliated issuers	426,610	426,610
Cash		250,097
Dividends and interest receivable		72,484
Prepaid expenses		35,804
		89,758,502
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		35,225
Payable for shares of Beneficial Interest redeemed		57,540
Accrued expenses		101,985
		194,750
Net Assets ($)		89,563,752
Composition of Net Assets ($):
Paid-in capital		97,662,676
Accumulated undistributed investment income—net		394,671
Accumulated net realized gain (loss) on investments		(8,507,027)
Accumulated net unrealized appreciation (depreciation) on investments		13,432
Net Assets ($)		89,563,752

Net Asset Value Per Share	Class D	Institutional Shares	Class Z
Net Assets ($)	27,102,340	1,773,871	60,687,541
Shares Outstanding	2,691,831	175,881	6,025,199
Net Asset Value Per Share ($)	10.07	10.09	10.07

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended November 30, 2017

Investment Income ($):
Income:
Interest	1,278,466
Dividends from affiliated issuers	3,411
Total Income	1,281,877
Expenses:
Management fee—Note 3(a)	249,331
Shareholder servicing costs—Note 3(c)	169,796
Professional fees	98,901
Registration fees	58,678
Distribution fees—Note 3(b)	47,279
Custodian fees—Note 3(c)	37,506
Trustees’ fees and expenses—Note 3(d)	26,326
Prospectus and shareholders’ reports	18,795
Loan commitment fees—Note 2	2,644
Miscellaneous	19,587
Total Expenses	728,843
Less—reduction in expenses due to undertaking—Note 3(a)	(274,325)
Less—reduction in fees due to earnings credits—Note 3(c)	(2,801)
Net Expenses	451,717
Investment Income—Net	830,160
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,415
Net unrealized appreciation (depreciation) on investments	(44,203)
Net Realized and Unrealized Gain (Loss) on Investments	(39,788)
Net Increase in Net Assets Resulting from Operations	790,372

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended November 30,
	2017	2016[a]
Operations ($):
Investment income—net	830,160	620,966
Net realized gain (loss) on investments	4,415	(1,568,272)
Net unrealized appreciation (depreciation) on investments	(44,203)	624,832
Net Increase (Decrease) in Net Assets Resulting from Operations	790,372	(322,474)
Distributions to Shareholders from ($):
Investment income—net:
Class D	(136,200)	(89,065)
Institutional Shares	(114,952)	(194,073)
Class Z	(580,037)	(631,676)
Class I	-	(61,468)
Total Distributions	(831,189)	(976,282)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class D	26,869,379	4,869,453
Institutional Shares	513,681	11,053,818
Class Z	9,519,386	18,490,866
Class I	-	67,264
Distributions reinvested:
Class D	132,158	86,701
Institutional Shares	108,562	192,409
Class Z	542,898	588,891
Class I	-	49,981
Cost of shares redeemed:
Class D	(14,805,814)	(6,153,068)
Institutional Shares	(17,248,349)	(12,636,766)
Class Z	(31,799,186)	(27,008,273)
Class I	-	(11,050,378)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(26,167,285)	(21,449,102)
Total Increase (Decrease) in Net Assets	(26,208,102)	(22,747,858)
Net Assets ($):
Beginning of Period	115,771,854	138,519,712
End of Period	89,563,752	115,771,854
Undistributed investment income—net	394,671	395,700

	Year Ended November 30,
	2017	2016[a]
Capital Share Transactions (Shares):
Class D
Shares sold	2,668,260	483,522
Shares issued for distributions reinvested	13,124	8,601
Shares redeemed	(1,470,290)	(610,384)
Net Increase (Decrease) in Shares Outstanding	1,211,094	(118,261)
Institutional Shares
Shares sold	51,012	1,098,747
Shares issued for distributions reinvested	10,782	19,106
Shares redeemed	(1,714,243)	(1,255,855)
Net Increase (Decrease) in Shares Outstanding	(1,652,449)	(138,002)
Class Z
Shares sold	945,177	1,836,896
Shares issued for distributions reinvested	53,909	58,428
Shares redeemed	(3,157,271)	(2,680,985)
Net Increase (Decrease) in Shares Outstanding	(2,158,185)	(785,661)
Class I
Shares sold	-	6,668
Shares issued for distributions reinvested	-	4,950
Shares redeemed	-	(1,096,119)
Net Increase (Decrease) in Shares Outstanding	-	(1,084,501)

aOn April 1, 2016, the existing Class I shares were exchanged for Class Y shares and Class Y shares were redesignated as Institutional shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended November 30,
Class D Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	10.07	10.17	10.43	10.50	10.50
Investment Operations:
Investment income—net[b]	.07	.03	.11	.08	.00[c]
Net realized and unrealized gain (loss) on investments	(.00)[c]	(.07)	(.16)	.01[d]	.00[c]
Total from Investment Operations	.07	(.04)	(.05)	.09	.00[c]
Distributions:
Dividends from investment income—net	(.07)	(.06)	(.21)	(.16)	(.00)[c]
Net asset value, end of period	10.07	10.07	10.17	10.43	10.50
Total Return (%)	.70	(.39)	(.52)	.85	.03[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.89	.72	.71	.79[f]
Ratio of net expenses to average net assets	.60	.60	.60	.60	.60[f]
Ratio of net investment income to average net assets	.68	.34	1.02	.76	.05[f]
Portfolio Turnover Rate	-	51.72	59.09	146.64	186.54
Net Assets, end of period ($ x 1,000)	27,102	14,913	16,261	28,532	4,274

a From November 15, 2013 (commencement of initial offering) to November 30, 2013.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

e Not annualized.

f Annualized.

See notes to financial statements.

	Year Ended November 30,
Institutional Shares	2017	2016[a]	2015	2014	2013[b]
Per Share Data ($):
Net asset value, beginning of period	10.07	10.16	10.43	10.50	10.50
Investment Operations:
Investment income—net[c]	.11	.06	.13	.11	.00[d]
Net realized and unrealized gain (loss) on investments	.02[e]	(.06)	(.17)	.01[e]	.00[d]
Total from investment Operations	.13	-	(.04)	.12	.00[d]
Distributions:
Dividends from investment income—net	(.11)	(.09)	(.23)	(.19)	(.00)[d]
Net asset value, end of period	10.09	10.07	10.16	10.43	10.50
Total Return (%)	1.20	.05	(.37)	1.10	.03[f]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53	.61	.45	.44	.40[g]
Ratio of net expenses to average net assets	.20	.24	.35	.35	.35[g]
Ratio of net investment income to average net assets	1.09	.62	1.28	1.01	.30[g]
Portfolio Turnover Rate	-	51.72	59.09	146.64	186.54
Net Assets, end of period ($ x 1,000)	1,774	18,405	19,987	19,499	10

a On April 1, 2016, the existing Class I shares were exchanged for Class Y shares and Class Y shares were redesignated as Institutional shares.

b From November 15, 2013 (commencement of initial offering) to November 30, 2013.

c Based on average shares outstanding.

d Amount represents less than $.01 per share.

e In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

f Not annualized.

g Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended November 30,
Class Z Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	10.08	10.17	10.44	10.50	10.61
Investment Operations:
Investment income—net[b]	.08	.05	.12	.10	.00[c]
Net realized and unrealized gain (loss) on investments	.00[c,d]	(.07)	(.17)	.01[d]	(.05)
Total from Investment Operations	.08	(.02)	(.05)	.11	(.05)
Distributions:
Dividends from investment income—net	(.09)	(.07)	(.22)	(.17)	(.05)
Dividends from net realized gain on investments	-	-	-	-	(.01)
Total Distributions	(.09)	(.07)	(.22)	(.17)	(.06)
Net asset value, end of period	10.07	10.08	10.17	10.44	10.50
Total Return (%)	.75	(.16)	(.38)	.99	(.43)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.74	.79	.65	.63	.91
Ratio of net expenses to average net assets	.45	.44	.47	.44	.64
Ratio of net investment income to average net assets	.83	.48	1.16	.92	.00[e]
Portfolio Turnover Rate	-	51.72	59.09	146.64	186.54
Net Assets, end of period ($ x 1,000)	60,688	82,454	91,230	104,636	110,686

a The fund commenced offering multiple classes of shares on November 15, 2013. The existing shares were redesignated as Class Z shares.

b Based on average shares outstanding.

c Amount represents less than $.01 per share.

d In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the fund’s investments.

e Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Ultra Short Income Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek high current income consistent with the maintenance of liquidity and low volatility of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class D, Institutional shares and Class Z. Class D shares are sold at net asset value per share directly by Dreyfus and through certain banks and fund supermarkets, and as a part of certain wrap-fee programs. Institutional shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share generally to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of November 30, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed Commercial Paper	-	18,928,302	-	18,928,302
Commercial Paper	-	29,987,172	-	29,987,172
Negotiable Bank Certificates of Deposit	-	27,058,033	-	27,058,033
Registered Investment Company	426,610	-	-	426,610

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Time Deposits	-	13,000,000	-	13,000,000

At November 30, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended November 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended November 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended November 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At November 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $394,671, accumulated capital losses $8,507,027 and unrealized appreciation $13,432.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute. The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2017. If not applied, $492,020 of the carryover expires in fiscal year 2018. The fund has $2,952,612 of post-enactment short-term capital losses and $5,062,395 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended November 30, 2017 and November 30, 2016 were as follows: ordinary income $831,189 and $976,282, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended November 30, 2017, the fund did not borrow under the Facilities.

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with Dreyfus, the management fee is computed at the annual rate of .25% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of the fund (excluding taxes, brokerage commissions, interest expense and extraordinary expenses) exceed 1½% of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to Dreyfus, or Dreyfus will bear, such excess expense. During the period ended November 30, 2017, there was no reduction in expenses pursuant to the Agreement.

The Dreyfus Corporation has contractually agreed to waive receipt of a portion of its management fees in the amount of .05% of the value of the fund’s average daily net assets until April 1, 2018. The reduction in expenses, pursuant to the undertakings, amounted to $49,866 during the period ended November 30, 2017.

The Dreyfus Corporation has contractually agreed, from December 1, 2016 through April 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund so that the total annual fund operating expenses of Class D, Institutional and Class Z shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .35% for Class D and Class Z shares and .20% for Institutional shares of the value of the respective class’ average daily net assets. The reduction in expenses, pursuant to the undertakings, amounted to $224,459 during the period ended November 30, 2017.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class D shares pay the Distributor for distributing its shares at an annual rate of .25% of the value of its average daily net assets. During the period ended November 30, 2017, Class D shares were charged $47,279 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class Z shares reimburse the Distributor at an amount not to exceed an annual rate of .25% of the value of Class Z shares’ average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class Z shares and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2017, Class Z shares were charged $71,732 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended November 30, 2017, the fund was charged $44,243 for transfer agency services and $2,651 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $2,651.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended November 30, 2017, the fund was charged $37,506 pursuant to the custody agreement. These fees were partially offset by earnings credits of $150.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended November 30, 2017, the fund was charged $1,804 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended November 30, 2017, the fund was charged $11,233 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $18,544, Distribution Plan fees $5,359, Shareholder Services Plan fees $9,600, custodian fees $8,074, Chief Compliance Officer fees $7,472 and transfer agency fees $5,760, which are offset against an expense reimbursement currently in effect in the amount of $19,584.

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

At November 30, 2017, the cost of investments for federal income tax purposes was $89,386,685; accordingly, accumulated net unrealized appreciation on investments was $13,432, consisting of $16,823 gross unrealized appreciation and $3,391 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus Ultra Short Income Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments and investments in affiliated issuers, of Dreyfus Ultra Short Income Fund (the Fund), as of November 30, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2017 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Ultra Short Income Fund at November 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
January 25, 2018

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby reports 29.32% of ordinary income dividends paid during the fiscal year ended November 30, 2017 as qualifying interest related dividends.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Director (May 2014-present)

No. of Portfolios for which Board Member Serves: 72

———————

Gordon J. Davis (76)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 54

———————

Isabel P. Dunst (70)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Of Counsel to the law firm of Hogan Lovells LLP (2015-present; previously, Partner, 1990-2014)

No. of Portfolios for which Board Member Serves: 32

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Nathan Leventhal (74)

Board Member (2009)

Principal Occupation During Past 5 Years:

•  President Emeritus of Lincoln Center for the Performing Arts (2001-present)

• Chairman of the Avery Fisher Artist Program (1997-2014)

• Commissioner, NYC Planning Commission (2007-2011)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., Director (2003-present)

No. of Portfolios for which Board Member Serves: 46

———————

Robin A. Melvin (54)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 100

———————

Roslyn M. Watson (68)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 58

———————

Benaree Pratt Wiley (71)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 80

———————

INTERESTED BOARD MEMBERS

J. Charles Cardona (61)

Board Member (2014)

Principal Occupation During Past 5 Years:

• Retired. President and a Director of the Manager (2008-2016), Chairman of the Distributor (2013-2016, Executive Vice President, 1997-2013)

No. of Portfolios for which Board Member Serves: 32

J. Charles Cardona is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his previous affiliation with The Dreyfus Corporation.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

Clifford L. Alexander, Jr., Emeritus Board Member
Whitney I. Gerard, Emeritus Board Member
George L. Perry, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2003.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

For More Information

Dreyfus Ultra Short Income Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class D: DSDDX Institutional: DSYDX Class Z: DSIGX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2018 MBSC Securities Corporation 0542AR1117

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,652 in 2016 and $41,668 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $6,430 in 2016 and $9,076 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,876 in 2016 and $3,503 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $456 in 2016 and $458 in 2017.  These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $21,065,758 in 2016 and $31,197,139 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Ultra Short Income Fund

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    January 25, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    January 25, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)